Pensions	12 Months Ended
Dec. 31, 2025
Pensions [Abstract]
Pensions
Note 14 – Pensions

The Company is required to have an occupational pension scheme in accordance with Norwegian law on required occupational pensions (“lov om obligatorisk tjenestepensjon”) for the employees in DHT Management AS. The pension scheme satisfies the requirements of this law and comprises a defined benefit scheme. At the end of the year, there were 13 participants in the benefit plan.

Defined benefit pension
DHT Management AS established a defined benefit plan for qualifying employees in 2010. Under the plan, the employees, from age 67, are entitled to 70% of their base salary at retirement date. Parts of the pension are covered by payments from the National Insurance Scheme in Norway. The defined benefit plan is insured through an insurance company.
Liability for defined benefit pension
DHT Management AS makes contributions to the defined benefit plan and as of December 31, 2025, the net liability recorded was $770 thousand, compared to $530 thousand as of December 31, 2024, and $900 thousand as of December 31, 2023.

DHT Management AS expects to contribute $397 thousand to its defined benefit pension plan in 2026. Contributions to the defined benefit pension plan for the years 2025, 2024 and 2023 were $456 thousand, $447 thousand and $661 thousand, respectively.